--------------------------------------------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Technology Portfolio

Annual Report
October 31, 2001                            [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 14, 2001

Dear Shareholder:

This report provides the investment results, market review and outlook for Alliance Select Investor Series Technology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2001.

Investment Objectives and Policies

This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests primarily in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. The Portfolio may also invest up to 15% in private technology companies that are planning an initial public offering within a period of several months to three years. The price of technology stocks are volatile.

To take advantage of investment opportunities in technology stocks in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table provides performance data for the Portfolio and its benchmark, the NASDAQ Composite Index, for the six- and 12-month periods ended October 31, 2001.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Select Investor Series Technology Portfolio
  Class A                                                     -29.52%    -51.09%
--------------------------------------------------------------------------------
  Class B                                                     -29.80%    -51.48%
--------------------------------------------------------------------------------
  Class C                                                     -29.80%    -51.42%
--------------------------------------------------------------------------------
NASDAQ Composite Index                                        -20.13%    -49.84%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

     Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The year ended October 31, 2001 marked a recession in information technology
(IT) fundamentals and a bear market for technology stocks. As a result, both the Portfolio and its benchmark, the NASDAQ Composite Index, produced negative returns during the six- and 12-month periods ended October 31, 2001. Over the same time frames, the Portfolio underperformed its benchmark. The deteriorating environment seen early in the year persisted over the past six months, and the Portfolio lost ground against its benchmark as technology stocks in general underperformed the financial and industrial components of the NASDAQ.

While we are clearly disappointed in this environment, and by the Portfolio's absolute performance, we are encouraged by the Portfolio's relative performance to its peer group. For the one-year period ending October 31, 2001, the Portfolio ranked 48th out of the 345 Science & Technology Funds tracked by Lipper, Inc.

Throughout the reporting period, we held the net exposure in the Portfolio to the low end of our target range, primarily through short positions in individual stocks. More recently, we used the buying opportunity presented by the September sell-off to increase our exposure, ending the period at 84% net long within our range of 70% to 130%, up 10 points since the end of April.

On the private equity side, valuations continued to compress following the public markets on a downward trend. During the last six months, we closed one new transaction and increased the Portfolio's position to a prior investment. As of October 31, 2001, 8% of the Portfolio's assets were invested in private equity opportunities, well within our 15% limit. The initial public offering
(IPO) market for technology companies remained effectively non-existent through the period, raising the liquidity risk for any prior or potential private investment. We, therefore, continue to move carefully, searching for technology leaders with the balance sheet strength to sustain them should future financings be delayed.

Market Review

Even as the recession in the technology sector spread to a broader economic downturn, the technology sector continued to set the tone for the overall market. The tragic events of September 11 aggravated the situation, bringing further weakness and uncertainty to the global economy. Technology in-


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

vestors hurried to lower their exposures to this high beta group when the U.S. markets re-opened on September 17. The resultant weakness created buying opportunities in many stocks and many sectors, most notably in semiconductor and software. It is our belief that the events of September 11 have probably pushed out the timing of an upturn in technology spending, as corporate America continues to hunker down in the face of tougher and more uncertain economic times. However, the response from world policy makers, in the form of substantial fiscal and monetary stimuli, point toward an even stronger eventual upturn, perhaps as early as two or three quarters from now.

Outlook

As we forecast, fundamentals for many technology companies, perhaps most notably, the semiconductor group, found an absolute bottom in September. Given the fundamental bottoming, what remains to be seen is how quickly technology sales will reaccelerate. Our analysis suggests that the pace of improvement will be slow for the next few quarters and will vary among sub-sectors of technology.

For semiconductors, manufacturing inventories continue to drop and are now well below last year's excess levels. With the inventory correction largely completed, we expect semiconductor order trends to improve and track more closely the end consumption of components. While corporate IT budgets have been cut dramatically from levels of a year ago, software continues to be a corporate spending priority, particularly for enterprise and supply chain management, storage and security.

In the communication equipment segment, data traffic continues to grow at a healthy pace, providing a constructive backdrop to the group. However, until the telecommunications carrier companies can establish a profitable business model for such services, the equipment group will be plagued by excess capacity concerns. It could take another 12 months to absorb this excess.

In every sub-sector, we continue to focus on fundamental analysis and stock selection. We place an emphasis on companies with solid balance sheets, cost structure improvements that will lead to operating leverage in an upturn, and market share gains borne of product and marketing efforts during the downturn. Over the near term, we expect continued volatility in the technology sector, and will use our ability to short stocks and sectors as a way to mitigate this environment. Over the


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

long term, we remain optimistic that a continuation of superior growth will lead to a resumption of superior returns for technology investors.

Thank you for your interest and investment in Alliance Select Investor Series Technology Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Janet A. Walsh

Janet A. Walsh
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Janet A. Walsh

Janet A. Walsh, Portfolio Manager, has over 8 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
3/31/00* TO 10/31/01

NASDAQ Composite Index: $3,696
Alliance Select Investor Series Technology Portfolio Class A: $3,659


[The following table was depicted as a mountain chart in the printed material.]

                   Alliance Select Investor
                 Series Technology Portfolio          NASDAQ Composite Index
  --------------------------------------------------------------------------
    3/31/00               $ 9,579                            $10,000
    6/30/00               $ 9,205                            $ 8,673
    9/30/00               $ 8,199                            $ 8,032
   12/31/00               $ 5,833                            $ 5,403
    3/31/01               $ 4,521                            $ 4,024
    6/30/01               $ 4,943                            $ 4,726
    9/30/01               $ 3,238                            $ 3,278
   10/31/01               $ 3,659                            $ 3,696


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Technology Portfolio Class A shares (from 3/31/00 to 10/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Select Investor Series Technology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

*     Closest month-end after Fund's Class A share inception date of 3/30/00.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

            Alliance Select Investor Series Technology Portfolio--
                          Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                    Alliance Select Investor Series        NASDAQ
                          Technology Portfolio         Composite Index
--------------------------------------------------------------------------------
      10/31/00*                  -21.90%                   -26.31%
      10/31/01                   -51.09%                   -49.84%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* The Portfolio's return for the period ended 10/31/00 is from the Portfolio's inception date of 3/30/00 through 10/31/00. The benchmark's return for the period ended 10/31/00 is from 3/31/00 through 10/31/00.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $272.0
3/30/00

Class B Shares
3/30/00

Class C Shares
3/30/00

SECTOR BREAKDOWN

Technology

  22.7% Semiconductor Components
  16.8% Software                                [PIE CHART]
  12.4% Communication Equipment
   8.0% Miscellaneous
   6.1% Contract Manufacturing
   4.0% Computer Services
   3.1% Computer Hardware/Storage
   3.1% Internet Infrastructure
   2.7% Internet Media

Consumer Services

   9.8% Broadcasting & Cable
   3.6% Cellular Communication

   7.7% Short-Term

COUNTRY BREAKDOWN

  92.9% United States
   2.9% Singapore                               [PIE CHART]
   2.7% Finland
   1.5% Taiwan

All data as of October 31, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -51.09%                   -53.19%
           Since Inception*               -45.41%                   -46.86%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -51.48%                   -53.42%
           Since Inception*               -45.86%                   -46.88%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -51.42%                   -51.90%
           Since Inception*               -45.86%                   -45.86%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                                Class A Shares    Class B Shares  Class C Shares
--------------------------------------------------------------------------------
                    1 Year          -62.19%           -62.37%         -61.14%
           Since Inception*         -52.75%           -52.73%         -51.76%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic - in both directions. To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may also invest in other investments which are illiquid. Investments in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at the prices approximating the value at which the Portfolio is carrying the securities on its books.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/30/00.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                               $  19,172,055                 7.0%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                              16,060,464                 5.9
--------------------------------------------------------------------------------
Comcast Corp. Special Cl. A                      14,622,720                 5.4
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                            11,859,800                 4.4
--------------------------------------------------------------------------------
Altera Corp.                                     11,340,280                 4.2
--------------------------------------------------------------------------------
Concord EFS, Inc.                                10,739,988                 4.0
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   9,493,125                 3.5
--------------------------------------------------------------------------------
Intel Corp.                                       9,108,660                 3.3
--------------------------------------------------------------------------------
Texas Instruments, Inc.                           8,447,382                 3.1
--------------------------------------------------------------------------------
Dell Computer Corp.                               8,265,906                 3.0
--------------------------------------------------------------------------------
                                              $ 119,110,380                43.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001
                                              ----------------------------------
                                                            Shares
                                              ----------------------------------
Purchases                                        Bought       Holdings 10/31/01
--------------------------------------------------------------------------------
Agility Capital, Inc.(Private Placement)      1,531,628               1,531,628
--------------------------------------------------------------------------------
Aventail Ser. E (Private Placement)           1,666,055               2,000,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             255,700                 949,200
--------------------------------------------------------------------------------
EarthLink, Inc.                                 500,000                 500,000
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                       359,900                 359,900
--------------------------------------------------------------------------------
Maxim Intergrated Products, Inc.                207,500                 207,500
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                        220,000                 220,000
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co.Ltd.ADR (Taiwan)                           300,000                 300,000
--------------------------------------------------------------------------------
Texas Instruments, Inc.                         301,800                 301,800
--------------------------------------------------------------------------------
Vignette Corp.                                  300,000                 300,000
--------------------------------------------------------------------------------

Sales                                              Sold       Holdings 10/31/01
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                    197,500                      -0-
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl. A            854,400                      -0-
--------------------------------------------------------------------------------
Comcast Corp Special Cl. A                      204,000                 408,000
--------------------------------------------------------------------------------
Dobson Communications Corp. Cl. A               389,000                      -0-
--------------------------------------------------------------------------------
Oracle Corp.                                    150,000                 358,900
--------------------------------------------------------------------------------
Rational Software Corp.                         194,600                      -0-
--------------------------------------------------------------------------------
SBC Communications, Inc.                        250,000                      -0-
--------------------------------------------------------------------------------
Solectron Corp.                                 170,000                 244,900
--------------------------------------------------------------------------------
Time Warner Telecom, Inc. Cl.A                  307,700                      -0-
--------------------------------------------------------------------------------
Western Wireless Corp.Cl. A                     295,000                 168,600
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                 Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-83.6%

Technology-70.3%
Communication Equipment-12.3%
Cisco Systems, Inc.(a) .......................         949,200    $  16,060,464
JDS Uniphase Corp.(a) ........................         150,000        1,198,500
Juniper Networks, Inc.(a) ....................         290,300        6,441,757
Lucent Technologies, Inc. ....................         359,900        2,411,330
Nokia Corp. ADR (Finland) ....................         359,500        7,373,345
                                                                  -------------
                                                                     33,485,396
                                                                  -------------
Computer Hardware/Storage-3.0%
Dell Computer Corp.(a) .......................         344,700        8,265,906
                                                                  -------------

Computer Services-4.0%
Concord EFS, Inc.(a) .........................         392,400       10,739,988
                                                                  -------------

Computer Software-16.7%
BEA Systems, Inc.(a) .........................         378,400        4,593,776
i2 Technologies, Inc.(a) .....................         180,000          820,800
Macrovision Corp.(a) .........................          74,800        1,840,828
Microsoft Corp.(a)(b) ........................         329,700       19,172,055
Oracle Corp.(a) ..............................         358,900        4,866,684
PeopleSoft, Inc.(a) ..........................         157,450        4,687,287
VERITAS Software Corp.(a)(b) .................         280,900        7,971,942
Vignette Corp.(a) ............................         300,000        1,404,000
                                                                  -------------
                                                                     45,357,372
                                                                  -------------
Contract Manufacturing-6.0%
Flextronics International Ltd.(a) (Singapore)          390,300        7,766,970
Sanmina Corp.(a) .............................         368,600        5,580,604
Solectron Corp.(a) ...........................         244,900        3,012,270
                                                                  -------------
                                                                     16,359,844
                                                                  -------------
Internet Infrastructure-3.0%
eBay, Inc.(a) ................................         156,000        8,186,880
ServiceWare Technologies, Inc.(a) ............         400,000           92,000
                                                                  -------------
                                                                      8,278,880
                                                                  -------------
Internet Media-2.7%
EarthLink, Inc.(a) ...........................         500,000        7,325,000
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)            Value
--------------------------------------------------------------------------------

Semiconductor Components-22.6%
Altera Corp.(a) ..............................         561,400    $  11,340,280
Intel Corp. ..................................         373,000        9,108,660
Intersil Holding Corp.(a) ....................         193,800        6,346,950
Maxim Integrated Products, Inc.(a) ...........         207,500        9,493,125
Micron Technology, Inc. ......................         284,300        6,470,668
Taiwan Semiconductor Manufacturing Co. Ltd.
   ADR (Taiwan)(a) ...........................         300,000        3,873,000
Texas Instruments, Inc. ......................         301,800        8,447,382
Xilinx, Inc.(a) ..............................         205,300        6,245,226
                                                                  -------------
                                                                     61,325,291
                                                                  -------------
                                                                    191,137,677
                                                                  -------------
Consumer Services-13.3%
Broadcasting & Cable-9.7%
AOL Time Warner, Inc.(a) .....................         380,000       11,859,800
Comcast Corp. Special Cl. A(a) ...............         408,000       14,622,720
                                                                  -------------
                                                                     26,482,520
                                                                  -------------
Cellular Telecommunications-3.6%
Sprint Corp. (PCS Group)(a) ..................         220,000        4,906,000
Western Wireless Corp. Cl. A(a) ..............         168,600        4,918,062
                                                                  -------------
                                                                      9,824,062
                                                                  -------------
                                                                     36,306,582
                                                                  -------------
Total Common Stocks
   (cost $396,700,199) .......................                      227,444,259
                                                                  -------------

PREFERRED STOCKS-7.9%(a)(c)
Miscellaneous-7.9%
Agility Capital, Inc. (Private Placement) ....       1,531,628        2,000,000
Aventail Corp. Ser. E (Private Placement) ....       2,000,000        2,000,000
Chapter 2 E-Services, Inc. (Private Placement)         912,000        5,001,864
   Warrants, expiring 11/10/10 ...............         456,001                0
Epicentric Inc. (Private Placement) ..........       1,050,420        4,999,999
Onix Microsystems, Inc. (Private Placement) ..       1,294,817        3,000,000
Paxonet Communications Inc.
   (Private Placement) .......................         354,610        1,000,000
Pluris Inc. (Private Placement) ..............       1,100,376        3,191,090
Silicon Motion (Private Placement) ...........       1,096,492          317,983
                                                                  -------------

Total Preferred Stocks
   (cost $28,839,591) ........................                       21,510,936
                                                                  -------------

SHORT-TERM INVESTMENT-7.6%
Time Deposit-7.6%
Bank of New York
   2.25%, 11/01/01
   (cost $20,700,000) ........................   $      20,700       20,700,000
                                                                  -------------


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Total Investments-99.1%
   (cost $446,239,790) .......................                    $ 269,655,195
                                                                  -------------

SECURITIES SOLD SHORT-(6.4%)
B2B Internet HOLDRs Trust ....................        (637,600)      (2,059,448)
Business Objects S.A. ADR (France)(a) ........         (50,000)      (1,370,500)
CIENA Corp.(a) ...............................        (150,000)      (2,439,000)
E. piphany, Inc.(a) ..........................        (200,000)      (1,180,000)
Exodus Communications, Inc.(a) ...............         (32,160)          (4,277)
Internet Infrastructure HOLDRs Trust(a) ......        (268,000)      (1,463,280)
Level 3 Communications, Inc.(a) ..............        (200,000)        (688,000)
Manugistics Group, Inc.(a) ...................        (100,000)        (770,000)
Software HOLDRs Trust(a) .....................        (139,100)      (5,091,060)
VeriSign, Inc.(a) ............................         (57,800)      (2,237,438)
Williams Communications Group, Inc.(a) .......        (100,000)        (167,000)
                                                                  -------------

Total Securities Sold Short
   (proceeds $31,233,515) ....................                      (17,470,003)
                                                                  -------------

Total Investments, Net of
   Securities Sold Short-92.7%
   (cost $415,006,275) .......................                      252,185,192
Other assets less liabilities-7.3% ...........                       19,831,346
                                                                  -------------

Net Assets-100% ..............................                    $ 272,016,538
                                                                  =============

(a)   Non-income producing security.
(b) Security, or a portion thereof, which has been segregated to collateralize short sales. This collateral has a total market value of approximately $14,468,000.
(c) Restricted and illiquid securities, valued at fair value (see Note A and F).

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $446,239,790) .....     $ 269,655,195
Cash ........................................................            64,215
Due from broker for short sales .............................        22,513,699
Receivable for capital stock sold ...........................           622,299
Interest and dividends receivable ...........................            52,488
                                                                  -------------
Total assets ................................................       292,907,896
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $31,233,515) ......        17,470,003
Payable for investment securities purchased .................         1,565,297
Payable for capital stock redeemed ..........................           888,811
Advisory fee payable ........................................           417,133
Distribution fee payable ....................................           180,044
Administration fee payable ..................................            47,333
Accrued expenses ............................................           322,737
                                                                  -------------
Total liabilities ...........................................        20,891,358
                                                                  -------------
Net Assets ..................................................     $ 272,016,538
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      71,898
Additional paid-in capital ..................................       816,729,179
Accumulated net realized loss on investments,
   short sales, written options and
   futures transactions .....................................      (381,963,456)
Net unrealized depreciation of investments and
   short sales ..............................................      (162,821,083)
                                                                  -------------
                                                                  $ 272,016,538
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($87,870,533/23,016,086 shares of capital stock
   issued and outstanding) ..................................             $3.82
Sales charge--4.25% of public offering price ................               .17
                                                                          -----
Maximum offering price ......................................             $3.99
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($115,585,852/30,673,635 shares of capital stock
   issued and outstanding) ..................................             $3.77
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($68,560,153/18,208,575 shares of capital stock
   issued and outstanding) ..................................             $3.77
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest ......................................    $ 2,866,703
Dividends (net of foreign taxes withheld
   of $16,042) ................................        327,073    $   3,193,776
                                                   -----------
Expenses
Advisory fee ..................................     10,493,602
Distribution fee - Class A ....................        441,652
Distribution fee - Class B ....................      1,843,877
Distribution fee - Class C ....................      1,114,991
Transfer agency ...............................        770,159
Dividends on securities sold short ............        198,292
Custodian .....................................        141,787
Administrative fee ............................        139,500
Registration ..................................         77,596
Audit and legal ...............................         72,070
Printing ......................................         68,520
Amortization of offering expenses .............         64,905
Directors' fees ...............................         18,147
Miscellaneous .................................         19,663
                                                   -----------
Net expenses before interest ..................     15,464,761
Interest expense on short sales
   borrowings .................................      1,051,824
                                                   -----------
Net expenses ..................................                      16,516,585
                                                                  -------------
Net investment loss ...........................                     (13,322,809)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Written Options, Futures Transactions
Net realized loss on investment
   transactions ...............................                    (383,419,692)
Net realized gain on short sale
   transactions ...............................                      61,219,383
Net realized loss on written option
   transactions ...............................                      (2,063,096)
Net realized gain on futures transactions .....                      14,941,525
Net change in unrealized
   appreciation/depreciation of
   investments, short sales and futures .......                     (28,747,056)
                                                                  -------------
Net loss on investments .......................                    (338,068,936)
                                                                  -------------
Net Decrease in Net Assets from
   Operations .................................                   $(351,391,745)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                    March 30,
                                                Year Ended          2000* to
                                                October 31,        October 31,
                                                   2001               2000
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $ (13,322,809)     $ (11,733,329)
Net realized loss on investment,
   short sales, written options,
   futures and foreign currency
   transactions ..........................      (309,321,880)       (72,638,088)
Net change in unrealized
   appreciation/depreciation
   of investments, short sales
   and futures ...........................       (28,747,056)      (134,074,027)
                                               -------------      -------------
Net decrease in net assets from
   operations ............................      (351,391,745)      (218,445,444)
Capital Stock Transactions
Net increase (decrease) ..................      (124,066,262)       965,919,989
                                               -------------      -------------
Total increase (decrease) ................      (475,458,007)       747,474,545
Net Assets
Beginning of period ......................       747,474,545                 -0-
                                               -------------      -------------
End of period ............................     $ 272,016,538      $ 747,474,545
                                               =============      =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Bio-Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Offering Expenses

Offering expenses of $158,000 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the year ended October 31, 2001, permanent differences, primarily due to a net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index (the "Index"). The Basic Fee may be increased to as much as 2.50% annualized or decreased to as little as .50% annualized. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from April 1, 2000 through the current month until the Agreement has been in effect for 36 months. However, in accordance with the Agreement for the period from April 1, 2000 through March 31, 2001, the Adviser received a minimum fee, payable monthly, equal to .50% annualized of the average daily net assets of the Fund and an increase of 1.875% annualized based on the performance of the Class A shares in relation to the Index for the same period. During the year ended October 31, 2001, the effective advisory fee was at the annualized rate of 2.37% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2001, such fees amounted to $139,500.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $446,858 for the year ended October 31, 2001.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended October 31, 2001, the Fund's expenses were reduced by $18,016 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $13,377 from the sale of Class A shares and $2,101, $1,267,691 and $182,858 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001, amounted to $748,666, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,851,029 and $1,421,193 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $303,441,161 and $410,077,586, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments, excluding securities sold short, for federal income tax purposes was $469,064,393. Accordingly, gross unrealized appreciation of investments was $5,293,191 and gross unrealized depreciation of investments was $204,702,389 resulting in net unrealized depreciation of $199,409,198, excluding short sales and written call options.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At October 31, 2001, the Fund had a net capital loss carryover of $359,138,853 of which $66,645,560 expires in 2008 and $292,493,293 expires in 2009. To the extent that any net capital loss carryover is used to offset future gains, it is probable that these gains will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2001, the Fund had no outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the se-


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

curity underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended October 31, 2001 were as follows:

                                                    Number of
                                                    Contracts        Premiums
                                                   ============    ============
Options outstanding at beginning
   of period ...................................             -0-   $         -0-
Options written ................................         11,200       7,051,184
Options terminated in closing
   purchase transactions .......................        (11,193)     (7,046,480)
Options exercised ..............................             (7)         (4,704)
                                                   ------------    ------------
Options outstanding at
   October 31, 2001 ............................             -0-   $         -0-
                                                   ------------    ------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. During the year ended October 31, 2001, the Fund paid interest at a weighted average annualized interest rate of 6.17% to the respective brokers on short sales borrowings.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   --------------------------    ------------------------------
                             Shares                          Amount
                   --------------------------    ------------------------------
                                    March 30,                         March 30,
                    Year Ended     2000(a) to       Year Ended       2000(a) to
                   October 31,    October 31,      October 31,      October 31,
                          2001           2000             2001             2000
                   ------------------------------------------------------------
Class A
Shares sold         20,407,369     42,397,751    $ 117,203,243    $ 414,263,216
-------------------------------------------------------------------------------
Shares converted
  from Class B          15,012             -0-          57,361               -0-
-------------------------------------------------------------------------------
Shares redeemed    (30,551,211)    (9,252,835)    (171,332,776)     (80,374,808)
-------------------------------------------------------------------------------
Net increase
  (decrease)       (10,128,830)    33,144,916    $ (54,072,172)   $ 333,888,408
===============================================================================

Class B
Shares sold          5,673,707     41,816,451    $  34,346,863    $ 415,043,313
-------------------------------------------------------------------------------
Shares converted
  from Class A         (15,210)            -0-         (57,361)              -0-
-------------------------------------------------------------------------------
Shares redeemed    (13,702,792)    (3,098,521)     (73,798,595)     (26,932,448)
-------------------------------------------------------------------------------
Net increase
  (decrease)        (8,044,295)    38,717,930    $ (39,509,093)   $ 388,110,865
===============================================================================

Class C
Shares sold          3,639,930     27,359,706    $  21,846,115    $ 271,665,620
-------------------------------------------------------------------------------
Shares redeemed     (9,620,012)    (3,171,049)     (52,331,112)     (27,744,904)
-------------------------------------------------------------------------------
Net increase
  (decrease)        (5,980,082)    24,188,657    $ (30,484,997)   $ 243,920,716
===============================================================================

NOTE F
Restricted Securities
                                                    Date Acquired       Cost
                                                    =============    ==========
Agility Capital, Inc. .............................    7/31/01       $2,000,000
Aventail Corp. Ser. E .............................    4/02/01        3,837,722
Chapter 2 E-Services, Inc. ........................   11/20/00        5,001,864
   warrants, expiring 11/10/10 ....................   12/21/00               -0-
Epicentric, Inc. ..................................    3/12/01        4,999,999
Onix Microsystems, Inc. ...........................    3/09/01        1,000,000
Paxonet Communications, Inc. ......................    4/12/01        2,000,000
Pluris, Inc. ......................................    9/26/00        3,000,000
Silicon Motion ....................................   11/16/00        7,000,006

(a)   Commencement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The securities listed are restricted and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at October 31, 2001 was $21,510,936, representing 7.9% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                         --------------------------
                                                                   Class A
                                                         --------------------------
                                                                        March 30,
                                                          Year Ended   2000(a) to
                                                         October 31,  October 31,
                                                                2001         2000
                                                         --------------------------
Net asset value, beginning of period ...................     $  7.81     $  10.00
                                                         --------------------------
Income From Investment Operations
Net investment loss(b) .................................        (.14)        (.09)
Net realized and unrealized loss on investment
  and foreign currency transactions ....................       (3.85)       (2.10)
                                                         --------------------------
Net decrease in net asset value from operations ........       (3.99)       (2.19)
                                                         --------------------------
Net asset value, end of period .........................     $  3.82     $   7.81
                                                         ==========================
Total Return
Total investment return based on net asset value(c) ....      (51.09)%     (21.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............     $87,871     $258,879
Ratio to average net assets of:
  Expenses, excluding interest expense on short sales
    borrowings .........................................        3.01%        2.35%(d)
  Expenses, including interest expense on short sales
    borrowings .........................................        3.25%        2.31%(d)
  Net investment loss ..................................       (2.53)%      (1.79)%(d)
Portfolio turnover rate ................................          70%          55%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                          --------------------------
                                                                   Class B
                                                          --------------------------
                                                                         March 30,
                                                           Year Ended   2000(a) to
                                                          October 31,  October 31,
                                                                 2001         2000
                                                          --------------------------
Net asset value, beginning of period ...................     $   7.77     $  10.00
                                                          --------------------------
Income From Investment Operations
Net investment loss(b) .................................         (.17)        (.13)
Net realized and unrealized loss on investment
  and foreign currency transactions ....................        (3.83)       (2.10)
                                                          --------------------------
Net decrease in net asset value from operations ........        (4.00)       (2.23)
                                                          --------------------------
Net asset value, end of period .........................     $   3.77     $   7.77
                                                          ==========================
Total Return
Total investment return based on net asset value(c) ....       (51.48)%     (22.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............     $115,586     $300,814
Ratio to average net assets of:
  Expenses, excluding interest expense on short sales
    borrowings .........................................         3.72%        3.02%(d)
  Expenses, including interest expense on short sales
    borrowings .........................................         3.96%        2.99%(d)
  Net investment loss ..................................        (3.24)%      (2.47)%(d)
Portfolio turnover rate ................................           70%          55%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                         --------------------------
                                                                  Class C
                                                         --------------------------
                                                                        March 30,
                                                          Year Ended   2000(a) to
                                                         October 31,  October 31,
                                                                2001         2000
                                                         --------------------------
Net asset value, beginning of period ...................     $  7.76     $  10.00
                                                         --------------------------
Income From Investment Operations
Net investment loss(b) .................................        (.17)        (.13)
Net realized and unrealized loss on investment
  and foreign currency transactions ....................       (3.82)       (2.11)
                                                         --------------------------
Net decrease in net asset value from operations ........       (3.99)       (2.24)
                                                         --------------------------
Net asset value, end of period .........................     $  3.77     $   7.76
                                                         ==========================
Total Return
Total investment return based on net asset value(c) ....      (51.42)%     (22.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............     $68,560     $187,782
Ratio to average net assets of:
  Expenses, excluding interest expense on short sales
    borrowings .........................................        3.73%        3.03%(d)
  Expenses, including interest expense on short sales
    borrowings .........................................        3.97%        2.99%(d)
  Net investment loss ..................................       (3.25)%      (2.47)%(d)
Portfolio turnover rate ................................          70%          55%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Select Investor Series, Inc. Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Technology Portfolio (the "Fund") at October 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 30, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 14, 2001


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

initial public offering (IPO)

A sale of securities by a previously private company to the general public.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

portfolio

The collection of securities that make up a fund's or an investor's investments.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Christopher M. Toub, Senior Vice President
Peter Anastos, Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Steven R. Weller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

   Alliance Capital [LOGO](R)
   The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISTPAR1001